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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2006

                        SUPERCONDUCTOR TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-21074                77-0158076
        (State or Other               (Commission             (IRS Employer
 Jurisdiction of Incorporation)       File Number)         Identification No.)

          460 Ward Drive, Santa Barbara, CA                       93111
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

On March 30, Superconductor Technologies Inc. announced via press release it received notice from The Nasdaq Stock Market on March 27, 2006, indicating that the company has regained compliance with the $1.00 per share minimum closing bid price requirement for continued listing on the Nasdaq Capital Market, pursuant to Nasdaq Marketplace Rule 4310(a)(5). Nasdaq advised the company that the matter of the company's compliance with that requirement is now closed. The press release may also be found on the Company's website at www.suptech.com on the Investor Relations page.

The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

 Exhibit No.                               Description
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   99.1         Press Release dated March 30, 2006 announcing the transaction.

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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Superconductor Technologies Inc.

Date: March 30, 2006                            By: /s/ William J. Buchanan
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                                                    William J. Buchanan,
                                                    Controller

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